UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




           Date of Report (Date of earliest reported) January 2, 2003
                                 ---------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


                             Iowa 0-25551 94-2213782
                             ---- ------- ----------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
                                 --------------


                                       N/A
                         ----------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         MidAmerican Energy Holdings Company ("MidAmerican") announced on December 20, 2002 that it has commenced its offer to exchange all of its currently outstanding 4.625% Senior Notes due 2007 and all of its currently outstanding 5.875% Senior Notes due 2012 that were privately placed in October 2002 with a new issue of 4.625% Senior Notes due 2007 and a new issue of 5.875% Senior Notes due 2012, which have been registered with the Securities and Exchange Commission. The exchange offer will expire on January 23, 2003, at 5 p.m. New York City time unless extended by MidAmerican. No additional proceeds will be raised in connection with this exchange offer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 - Press Release dated December 20, 2002

FORWARD-LOOKING STATEMENTS

         This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent MidAmerican Energy Holding Company's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from such forward-looking statements.

         These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the Securities and Exchange Commission ("SEC"), the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican's SEC filings, including MidAmerican's Report on Form 8-K dated November 13, 2002, or in other publicly disseminated written documents.

         MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MIDAMERICAN ENERGY HOLDINGS COMPANY



                                        /s/ Paul J. Leighton
                                        Paul J. Leighton
                                        Vice President, Assistant General
                                        Counsel and Assistant Secretary


Date:  January 2, 2003

                                 EXHIBITS INDEX

Exhibit
Number          Exhibit

99.1            Press Release dated December 20, 2002

                                                                    Exhibit 99.1
FOR IMMEDIATE RELEASE

For more information, contact:
Kevin Waetke, Director of Corporate Communications            (515) 281-2785

          MidAmerican Energy Holdings Company Commences Exchange Offer


         Des Moines, Iowa, Dec. 20, 2002 - MidAmerican Energy Holdings Company today announced that it has commenced its offer to exchange all of its currently outstanding 4.625% Senior Notes due 2007 and all of its currently outstanding 5.875% Senior Notes due 2012 that were privately placed in October 2002 with a new issue of 4.625% Senior Notes due 2007 and a new issue of 5.875% Senior Notes due 2012, which have been registered with the Securities and Exchange Commission. The exchange offer will expire on January 23, 2003, at 5 p.m. New York City time unless extended by the Company. No additional proceeds will be raised in connection with this exchange offer.

         MidAmerican Energy Holdings Company is based in Des Moines, Iowa, and is a privately owned global provider of energy services. Through its energy-related business platforms - CalEnergy Generation, Kern River Gas Transmission Company, Northern Natural Gas Company, MidAmerican Energy and Northern and Yorkshire Electric - MidAmerican provides electric and natural gas service to 5 million customers worldwide. Information on MidAmerican is available on the Internet at www.midamerican.com. Information on HomeServices of America, the company's wholly owned residential real estate brokerage business, is available on the Internet at www.homeservices.com.